EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF eMONEco INC.

In connection with the accompanying Annual Report on Form 10-K of eMONEco Inc. for the fiscal year ending October 31, 2014, the undersigned, Don Latson, President and Chief Executive Officer, principal accounting officer and principal financial officer, of eMONEco Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

 (1) such Annual Report on Form 10-K for the fiscal year ending October 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Annual Report on Form 10-K for the fiscal year ending October 31, 2014 fairly presents, in all material respects, the financial condition and results of operations of eMONEco Inc.

Date:  February 13, 2015

/s/ Don Latson
Don Latson
President and Chief Executive Officer, principal accounting officer and principal financial officer